UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2026

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue,	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Summary of Items Reported
TransDigm Group Incorporated (“TransDigm Group”) is providing selected preliminary results for the thirteen-week period ended March 28, 2026 (see Item 2.02 below). In addition, TransDigm Group announced that its wholly-owned subsidiary, TransDigm Inc., is planning, subject to market and other conditions, to offer an incremental $1,250 million of new debt (see Item 7.01 below). TransDigm Group intends to use the net proceeds of the incremental debt, together with cash on hand, to fund (i) the purchase price of the previously announced and expected acquisition of Stellant Systems, Inc. (the “Acquisition”) and (ii) approximately $800 million of additional common share repurchases completed in March 2026 (the “Share Repurchases”), and for related transaction fees and expenses.

Item 2.02.	Results of Operations and Financial Condition.
TransDigm Group, which includes, for purposes of this Item 2.02, its direct and indirect subsidiaries, is hereby furnishing the following information regarding its business, which has not been previously reported, in connection with the offering of the New Notes (as defined below) and potential Credit Agreement Amendment (as defined below), as discussed in Item 7.01 below.
TransDigm Group is providing the below selected preliminary results for the thirteen-week period ended March 28, 2026. These results are unaudited estimates, while TransDigm Group finalizes its financial results for the same period.
•Net sales of approximately $2,540 million to $2,545 million; and
•EBITDA As Defined of approximately $1,330 million to $1,335 million.
These results are preliminary and unaudited and represent the most current information available to TransDigm Group’s management. TransDigm Group’s actual results may differ from these due to the completion of its financial closing procedures, final adjustments and other developments that may arise between the date of this Current Report on Form 8-K and the time that financial results for the thirteen-week period ended March 28, 2026 are finalized.(1)

Item 7.01.	Regulation FD Disclosure.
On April 14, 2026, TransDigm Group announced that its wholly-owned subsidiary, TransDigm Inc., is planning, subject to market and other conditions, to offer an incremental $1,250 million of new debt. The offering is expected to be comprised of $250 million of new senior subordinated notes and $1,000 million of new term loans to be launched concurrently.
TransDigm Group intends to use the net proceeds of the incremental debt, together with cash on hand, to fund the purchase price of the Acquisition and the Share Repurchases and for related transaction fees and expenses.
$250 Million Senior Subordinated Notes Offering
TransDigm Inc. is planning, subject to market and other conditions, to offer $250 million aggregate principal amount of additional 6.125% senior subordinated notes due 2034 (the “New Notes”) pursuant to a confidential offering memorandum in a private placement under Rule 144A and Regulation S of the Securities Act of 1933 (the “Securities Act”). The New Notes will be guaranteed by TransDigm Group and certain of TransDigm Inc.’s direct and indirect subsidiaries. As previously announced, TransDigm Inc. issued $1,200 million aggregate principal amount of 6.125% senior subordinated notes due 2034 on February 13, 2026 (the “Initial Notes”). The New Notes will be an additional issuance of the Initial Notes, and the New Notes will be of the same class and series as, and otherwise identical to, the Initial Notes, other than with respect to the date of issuance and issue price.
The New Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The New Notes and the related guarantees have not been (and will not be) registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, applicable state securities or blue sky laws and foreign securities laws.

$1,000 Million New Term Loans
Concurrently with the offering of the New Notes, TransDigm Group expects to amend the Second Amended and Restated Credit Agreement, dated June 4, 2014, among TransDigm Inc., TransDigm Group, the subsidiaries of TransDigm Inc. party thereto, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent for the lenders, by entering into an Amendment No. 21 and Incremental Term Loan Assumption Agreement (the “Credit Agreement Amendment”), pursuant to which, among other things, TransDigm Inc. is expected to incur up to $1,000 million of additional tranche N term loans. The closing of the offering of the New Notes is not conditioned on the closing of the Credit Agreement Amendment, and the closing of the Credit Agreement Amendment is not conditioned on the closing of the offering of the New Notes. The completion of the Credit Agreement Amendment is subject to market and other conditions and there can be no assurance as to whether or when the Credit Agreement Amendment may be completed, if at all.
* * * * *
This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities mentioned in this Current Report on Form 8-K in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.
The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Non-GAAP Financial Measures
This Current Report on Form 8-K contains EBITDA As Defined, a non-GAAP financial measure, which is not a measurement of financial performance under generally accepted accounting principles in the United States (“U.S. GAAP”). TransDigm Group defines “EBITDA As Defined” as earnings before interest, taxes, depreciation and amortization (“EBITDA”) plus certain non-operating items, refinancing costs, acquisition-related costs, transaction-related costs and non-cash charges incurred in connection with certain employee benefit plans. Neither EBITDA nor EBITDA As Defined is a measurement of financial performance under U.S. GAAP. TransDigm Group presents EBITDA As Defined because it believes it is a useful indicator for evaluating operating performance and liquidity.
TransDigm Group’s management believes that EBITDA As Defined is useful as an indicator of liquidity because securities analysts, investors, rating agencies and others use EBITDA to evaluate a company’s ability to incur and service debt. TransDigm Group’s management also believes that EBITDA As Defined is useful to investors because the revolving credit facility under TransDigm Group’s senior secured credit facility requires compliance under certain circumstances, on a pro forma basis, with a financial covenant that measures the ratio of the amount of TransDigm Group’s secured indebtedness to the amount of its Consolidated EBITDA defined in the same manner as it defines EBITDA As Defined herein.
In addition to the above, TransDigm Group’s management uses EBITDA As Defined to review and assess the performance of the management team in connection with employee incentive programs and to prepare its annual budget and financial projections. Moreover, TransDigm Group’s management uses EBITDA As Defined to evaluate acquisitions.
Although TransDigm Group uses EBITDA As Defined as a measure to assess the performance of its business and for the other purposes set forth above, the use of this non-GAAP financial measure as an analytical tool has limitations, and you should not consider EBITDA As Defined in isolation, or as a substitute for analysis of TransDigm Group’s results of operations as reported in accordance with U.S. GAAP. Some of these limitations are:
•EBITDA As Defined does not reflect the significant interest expense, or the cash requirements, necessary to service interest payments on TransDigm Group’s indebtedness;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA As Defined does not reflect any cash requirements for such replacements;
•the omission of the substantial amortization expense associated with TransDigm Group’s intangible assets further limits the usefulness of EBITDA As Defined;
•EBITDA As Defined does not include the payment of taxes, which is a necessary element of TransDigm Group’s operations; and
•EBITDA As Defined excludes the cash expense TransDigm Group has incurred to integrate acquired businesses into its operations, which is a necessary element of certain of its acquisitions.

Because of these limitations, EBITDA As Defined should not be considered as a measure of discretionary cash available to TransDigm Group to invest in the growth of its business. Management compensates for these limitations by not viewing EBITDA As Defined in isolation and specifically by using other U.S. GAAP measures, such as net income, net sales and operating profit, to measure TransDigm Group’s operating performance. EBITDA As Defined is not a measurement of financial performance under U.S. GAAP, and should not be considered as an alternative to net income or cash flow from operations determined in accordance with U.S. GAAP. TransDigm Group’s calculation of EBITDA As Defined may not be comparable to the calculation of similarly titled measures reported by other companies. TransDigm Group is unable to reconcile, without unreasonable effort, its preliminary estimate of EBITDA As Defined to its most directly comparable financial measure prepared in accordance with U.S. GAAP, net income, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of the adjustments required to calculate EBITDA As Defined.

Forward-Looking Statements
The statements in this Current Report on Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that could cause TransDigm Group’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: TransDigm Group’s ability to successfully complete the offering of the New Notes and complete the Credit Agreement Amendment; TransDigm Group’s ability to successfully complete the Acquisition; the sensitivity of TransDigm Group’s business to the number of flight hours that TransDigm Group’s customers’ planes spend aloft and its customers’ profitability, both of which are affected by general economic conditions; supply chain constraints; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; failure to complete or successfully integrate acquisitions; TransDigm Group’s indebtedness; current and future geopolitical or other worldwide events, including, without limitation, wars or conflicts and public health crises; cybersecurity threats; risks related to the transition or physical impacts of climate change and other natural disasters or meeting regulatory requirements; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier, including government audits and investigations; failure to maintain government or industry approvals; risks related to changes in laws and regulations, including increases in compliance costs and potential changes in trade policies and tariffs; potential environmental liabilities; liabilities arising in connection with litigation; risks and costs associated with TransDigm Group’s international sales and operations; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update any forward-looking statements contained in this Current Report on Form 8-K.

(1)The preliminary results included herein have been prepared by, and are the responsibility of, TransDigm Group’s management. Ernst & Young LLP, TransDigm Group’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial results. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Sarah Wynne
Name:	Sarah Wynne
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: April 14, 2026